Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 19. INCOME TAXES
The components of our (loss) income from continuing operations before income tax by geography the years ended December 31 were as follows (in thousands):

	2014	2013	2012
Domestic	$(33,459)	$385,366	$(12,049)
International	133,334	—	—
Total (loss) income from continuing operations before income tax	$99,875	$385,366	$(12,049)

Income tax from continuing operations consists of the following for the years ended December 31 (in thousands):

	2014	2013	2012
Current:
Federal	$30,385	$93,212	$102,695
Foreign	(2,550)	—	—
State	16,270	10,980	14,098
Total current income tax	44,105	104,192	116,793
Deferred:
Federal	(31,922)	36,369	(79,313)
Foreign	(620)	—	—
State	(7,740)	(1,336)	(4,474)
Total deferred income tax	(40,282)	35,033	(83,787)
Excess tax benefits of stock options exercised	33,501	4,315	2,530
Valuation allowance	943	202	3,286
Income tax	$38,267	$143,742	$38,822

A reconciliation of income tax from continuing operations at the federal statutory income tax rate to the income tax provision from continuing operations for the years ended December 31 (in thousands):

	2014	2013	2012
Federal income tax at the statutory rate	$34,956	$134,878	$(4,218)
State income tax, net of federal benefit	10,095	5,554	10,697
Research and development credit	(2,535)	(6,002)	—
Uncertain tax positions	2,494	2,779	13,741
Tax effect of foreign operations	(52,246)	—	—
Change in valuation allowance	952	—	—
Effect of permanent items:
Branded prescription drug fee	16,336	12,060	6,108
Domestic production activities deduction	5,468	(6,835)	(2,859)
Transaction-related expenses	5,889	2,643	—
Fines and penalties	—	17	11,176
Excise tax	15,398	—	—
Executive compensation limitation	3,590	417	1,286
Extinguishment of convertible debt	(5,802)	—	—
Share based compensation	2,227	—	—
Audit settlements	(1,875)	—	—
Other	3,320	(1,769)	2,891
Income tax	$38,267	$143,742	$38,822

The tax effects of temporary differences that comprise the current and non-current deferred income tax amounts, excluding assets and liabilities held for sale, shown on the balance sheets for the years ended December 31 are as follows (in thousands):

	2014	2013
Deferred tax assets:
Accrued expenses	$644,858	$410,750
Compensation related to stock options	15,415	20,685
Net operating loss carryforward	108,823	71,544
Loss on capital assets	10,642	9,112
Research and development credit carryforward	13,085	13,905
Uncertain tax positions	6,574	8,659
Prepaid royalties	5,190	—
Tax credit carryforwards	12,249	110
Other	23,299	40,943
Total gross deferred income tax assets	840,135	575,708
Deferred tax liabilities:
Depreciation and amortization	(894,714)	(556,086)
Non-cash interest expense	(6,012)	(5,427)
Other	(9,492)	—
Total gross deferred income tax liabilities	(910,218)	(561,513)
Valuation allowance	(40,646)	(17,854)
Net deferred income tax liability	$(110,729)	$(3,659)

At December 31, 2014, our NOLs and tax credit carryforwards related to multiple tax jurisdictions, including federal, foreign and various state jurisdictions, which expire at intervals between 2015 and 2034 or carry forward indefinitely. At December 31, 2014, we had gross federal and foreign net operating loss carry forwards of $431.6 million. As of December 31, 2014, we had pooled Scientific Research and Experimental Development (SR&ED) expenditures amounting to approximately $45.2 million available to offset future year’s taxable income from Canadian operations. The Company had approximately $25.3 million of Canadian investment tax credits, which expire at intervals between 2017 and 2031.
The Company’s valuation allowance increased $22.8 million from $17.9 million in 2013 to $40.6 million in 2014. Of the $22.8 million increase, the amount charged to tax expense for 2014 was $0.9 million and the amount charged to other accounts was $21.9 million. The amount charged to other accounts related primarily to valuation allowances assumed as a part of our acquisition of Paladin.
The Company is a multinational organization with operations in various foreign countries. As of December 31, 2014, deferred income taxes have not been provided on the undistributed earnings of our subsidiaries as these amounts are intended to be indefinitely reinvested in each subsidiary’s respective operations. In the unlikely event earnings from a foreign subsidiary are needed to fund the operations of another foreign subsidiary, the Company has a tax efficient structure in place that allows us to transfer funds within our structure in a tax efficient manner without incurring a tax cost.
In the event the Company repatriates earnings of its U.S. foreign subsidiaries, a provision of taxes would be required. However, it is the practice and intention of the Company to reinvest the earnings of its U.S. foreign subsidiaries in those operations. As of December 31, 2014, the Company has not made a provision for U.S income taxes or additional foreign withholding taxes on approximately $111.8 million of the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable at this time to calculate the amount of tax liability that would be incurred if the earnings were repatriated.
We evaluate our tax positions using the prescribed two-step process. Step 1 – Recognition, requires the Company to determine whether a tax position, based solely on its technical merits, has a likelihood of more than 50% (more-likely-than-not) that the tax position taken will be sustained upon examination. Step 2 – Measurement, which is only addressed if Step 1 has been satisfied, requires the Company to measure the tax benefit as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.
The Company records accrued interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties resulted in income tax expense of $4.6 million for the year ended December 31, 2014, income tax benefit of $0.9 million for the year ended December 31, 2013 and income tax expense of $0.5 million for the year ended December 31, 2012.
A reconciliation of the change in the unrecognized tax benefits (UTB) balance from January 1, 2012 to December 31, 2014 is as follows (in thousands):

Unrecognized Tax Benefit Federal, State, and Foreign Tax
UTB Balance at January 1, 2012	$40,628
Gross additions for current year positions	24,088
Gross additions for prior period positions	285
Gross reductions for prior period positions	(632)
Decrease due to lapse of statute of limitations	(5,452)
UTB Balance at December 31, 2012	$58,917
Gross additions for current year positions	2,076
Gross additions for prior period positions	4,618
Gross reductions for prior period positions	(2,390)
Decrease due to lapse of statute of limitations	(4,592)
UTB Balance at December 31, 2013	$58,629
Gross additions for current year	6,008
Gross additions for prior period positions	873
Gross reductions for prior period positions	(6,647)
Decrease due to lapse of statute of limitations	(5,067)
Decrease due to settlements	(597)
Additions related to acquisitions	54,750
Currency translation adjustment	(2,619)
UTB Balance at December 31, 2014	$105,330
Accrued interest and penalties	10,474
Total UTB balance including accrued interest and penalties	$115,804
Current portion (included in accrued expenses)	$—
Non-current portion (included in other liabilities)	$115,804

The Company and its subsidiaries are routinely examined by various taxing authorities, which have proposed adjustments to tax for issues such as certain tax credits and the deductibility of certain expenses. While it is possible that one or more of these examinations may be resolved within the next twelve months, it is not anticipated that the total amount of unrecognized tax benefits will significantly increase or decrease within the next twelve months. In addition, the expiration of statutes of limitations for various jurisdictions is expected to reduce the unrecognized tax benefits balance by an insignificant amount.
The Company files income tax returns in the U.S. Federal jurisdiction, and various state and foreign jurisdictions. The Company is subject to U.S. Federal, state and local, and non-U.S. income tax examinations by tax authorities. In general, the Company is no longer subject to U.S. Federal, state and local, and foreign income tax examinations by tax authorities for years before 2007. The Company believes that it has provided adequately for uncertain tax positions relating to all open tax years by tax jurisdiction.
The total amount of gross unrecognized tax benefits as of December 31, 2014 is $115.8 million, including interest and penalties, of which $109.2 million, if recognized, would affect the Company’s effective tax rate. This liability is included in Other liabilities in the Consolidated Balance Sheets. With the exception of $54.8 million in additions related to acquisitions, the change in the total amount of unrecognized tax benefits did not have a material impact on the Company’s results of operations or financial position as of December 31, 2014. Any future adjustments to our uncertain tax position liability will result in an impact to our income tax provision and effective tax rate.
It is expected that the amount of unrecognized tax benefits will change during the next twelve months; however, the Company does not anticipate any adjustments that would lead to a material impact on our results of operations or our financial position.